Exhibit 99.2

 Capital Southwest CorporationQ3 2016 Earnings Presentation  5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 972.233.8242 | capitalsouthwest.com  February 8, 2016

 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof, or any other statements that are not historical statements are forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and its subsequent filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Capital Southwest does not assume any obligation revise or to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.  Forward-Looking Statements

 Bowen S. DiehlChief Executive Officer and PresidentMichael S. SarnerChief Financial OfficerDouglas M. KelleyManaging DirectorChris RehbergerVP Finance  Conference Call Participants

 CSWC has refocused its investment strategy to become a lender to middle-market companies across the capital structureCSWC was formed in 1961, and became a BDC in 1988Publicly-traded on Nasdaq under CSWC tickerInternally-managed BDC with RIC status for tax purposesManagement transition over the last two years has resulted in a new Chairman, CEO, CFO, and credit teamIn December 2014, announced split into two separate companies with spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) which was completed September 30th, 2015Over the past 18 months, CSWC has made significant strides towards rotating its investment portfolio from equity to credit  CSWC Company Overview

 Investment strategy designed with the end game in mind….Build a BDC portfolio that pays shareholders attractive sustainable dividends, funded from investment incomeAchieve granularity and diversity across asset classesEstablish balance between liquid and illiquid asset classesMaintain capital preservation as first priorityDemonstrate consistent NAV per share growth Match of fixed/floating rates with financing sources  Asset Allocation & Investment Strategy

 Support the acquisition and growth of companies in the Lower Middle Market Companies range from $3 to $20 million in EBITDATarget leverage of 2x – 4x Debt to EBITDA Commitment size up to $20 million with hold sizes of $5 MM to $15 MMOriginate both Sponsored and Non-sponsored debt investments across the capital structure, including first lien, unitranche, second lien and subordinated debtNon-control equity co-investments alongside debt investments Participate in First and Second Lien debt investments in the Upper Middle MarketCompanies typically have in excess of $50 MM in EBITDATarget leverage of 3x – 5.5x Debt to EBITDA Hold sizes of $5 MM to $7 MMFloating Rate debt securitiesMore liquid assets relative to Lower Middle Market investmentsCreates ability to invest/divest opportunistically based on market conditions and liquidity position  Investment Focus

 Maintaining Strict Investment Criteria  Experienced Management Team with Meaningful Equity Ownership   Relevant experience and track record of successSignificant economic interest in the future success of the company  Strong Competitive Position  Sustainable Business Model   Diversification of Customers and Suppliers  Ability of Capital Structure to Sustain Economic Cycles  Significant Equity Value Supporting Debt  Market leader in its business segmentsQuantifiable competitive advantage versus their competitors with barriers to entry  Differentiated product and/or service that gives company a sustainable reason to existConsistent cash flow with ability to maintain margins  Inability for any one customer to significantly affect the company’s financial performance and ability to service debtSustainability of supply and cost of inputs  Capital structure appropriate for business model and industryDownside scenario modeling proves ability to sustain economic cycles while servicing debt with leverage inside enterprise value  Underlying equity value sufficient to support debt in case of idiosyncratic business risks or economic cycles

 Portfolio Rotation Focused on Credit  6/30/2014 (excl. CSWI Companies)   12/31/2015 Investable Assets    Since June 2014, CSWC has made significant strides towards rotating its investment assets from equity to creditExited 21 portfolio companies for $222 MM in proceedsInvested $61 MM in 12 middle-market credit investmentsInvested $84 MM in 19 credits within I-45 Senior Loan Fund (“I-45”), a joint venture with Main Street CapitalBelow is a depiction of the asset rotation of the CSWC portfolio, excluding the businesses that were spun-off as CSW Industrials

 Q3 2016 and Post-Quarter End Originations  In Thousands    Q3 2016 Portfolio Originations                                          Name  Industry  Type  Market Segment  Par Value  Yield                          Three Sixty Group  Consumer Products & Retail  1st Lien  Upper Middle Market  $7,000  L + 9.0% (1% Floor)     Argon Medical Devices  Healthcare Products  2nd Lien  Upper Middle Market  $5,000  L + 9.5% (1% Floor)     Water PIK  Consumer Products & Retail  2nd Lien  Upper Middle Market  $4,781  L + 8.75% (1% Floor)     Prepaid Legal Services  Consumer Services  2nd Lien  Upper Middle Market  $1,750  L + 9.0% (1.25% Floor)                          Total           $18,531                                                Portfolio Originations - Since Quarter End                                          Name  Industry  Type  Market Segment  Principal Amount  Yield                          Chandler Signs  Services: Business  Secured Subordinated Debt  Lower Middle Market  $4,500  12% Fixed                          Chandler Signs  Services: Business  Equity  Lower Middle Market  $1,500  N/A                          Tax Act / HD Vest  Financial Services  1st Lien  Upper Middle Market  $5,000  L + 6.0% (1% Floor)                          Digital River  Software & IT Services  1st Lien  Upper Middle Market  $4,632  L + 6.0% (1% Floor)                          Total           $15,632

 Portfolio Mix as of 12/31/15 at Fair Value  By Investment Type  By Industry  Continuing to build a diverse investment portfolio

 I-45 Senior Loan Fund Portfolio Detail  By Investment Type  By Industry  I-45 Portfolio Statistics     Total Principal Outstanding  $83,689   Number of Issuers  19   Avg. Investment Size as a % of Portfolio  5.26%   Wtd. Avg. Leverage of Investments  3.3x    Wtd. Avg. Yield to Maturity  7.59%   Wtd. Avg. Duration (Years)  4.5  Invested $28.8 MM of our $68 MM commitment in I-45 SLF

 Financial HighlightsQ3 2016 Net Investment Loss of ($20 K) or ($0.00) per weighted average shareNet Investment Income of $0.7 MM or $.04 per weighted average share excluding spin-off related expensesGrew investment portfolio to $135 MM from $93 MM Positive cash flow from operations excluding spin-off expensesNo non-accruals or watch list companies within debt investment portfolio$144 MM in cash available for investment activityKey UpdatesImplemented $10 MM Share Repurchase PlanRamp of I-45 Senior Loan Fund ahead of plan due to opportunistic secondary purchases during the quarter $88 MM total assets, predominantly in first lien investments Raised $75 MM on Deutsche Bank Credit Facility (accordion up to 2x debt to equity) I-45 produced a dividend to CSWC of $265 K in first quarter of operations  Q3 2016 Highlights

 Key Highlights  1 NAV reduction attributed to $2.9 MM tax payment on behalf of shareholders and $1.1 MM of net portfolio depreciation.2 CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2.3 Excludes CSWC equity investment in I-45 Senior Loan Fund     Quarter Ended 9/30/2015  Quarter Ended 12/31/2015   Financial Highlights                  Net Investment Loss Per Share  ($0.60)  ($0.00)   NAV Per Share1  $17.68   $17.22    Cash & Cash Equivalents  $184,111   $143,680    Debt to Equity  0.0x   0.0x    Shares Outstanding  15,583   15,725    Weighted Average Shares Outstanding (Diluted)  15,680   15,751             Portfolio Statistics                  Fair Value of Debt Investments  $45,115   $60,929    Average Debt Investment Hold Size  $5,013   $5,077    Fair Value of Debt Investments as a % of Cost  100%  100%   % of Debt Portfolio on Non-Accrual (at Fair Value)  0.3%  0.0%   Weighted Average Investment Rating2  N/A  2.0    Weighted Average Yield on Debt Investments  10.11%  10.31%            Total Fair Value of Investments  $93,339   $134,935    Weighted Average Yield on all Investments   4.83%  11.28%   Investment Mix (Debt vs. Equity)3  47% / 53%  57% / 43%   Investment Mix (Yielding vs. Non-Yielding)  80% / 20%  89% / 11%

 Balance Sheet Highlights   (In Thousands, except per share amounts)  Quarter Ended 9/30/2015  Quarter Ended 12/31/2015   Assets         Portfolio Investments  $93,339  $134,935   Cash & Cash Equivalents  $184,111  $143,680   Other Assets  $8,200  $7,965   Total Assets  $285,650  $286,580            Liabilities         Payable for Unsettled Transaction  $0  $4,850   Income Tax Payable  $0  $2,948   Other Liabilities  $10,059  $7,997   Total Liabilities  $10,059  $15,795            Shareholders Equity         Net Asset Value  $275,591  $270,785            Shares Outstanding at Period End  15,583  15,725   NAV per Share  $17.68  $17.22   Debt to Equity  0.0x   0.0x

 Income Statement Highlights   (In Thousands, except per share amounts)  Quarter Ended 9/30/2015  Quarter Ended 12/31/2015   Investment Income         Interest Income  $945   $1,415    Dividend Income  $0   $1,612    Fees and Other Income  $133   $280    Total Investment Income  $1,078   $3,307             Expenses         Cash Compensation  $3,411   $1,675    Share Based Compensation  $370   $195    General & Administrative  $1,070   $1,354    Spin-off Related Expenses  $5,474   $710    Total Expenses  $10,325   $3,934             Income Tax Benefit (Loss)  ($88)  $607             Net Investment Loss  ($9,335)  ($20)            Gain / (Loss)         Net realized gain (losses) on investments   ($3,396)  ($8,170)   Net increase (decrease) in unrealized appreciation of investments  $3,783   $7,060    Net increase (decrease) in net assets resulting from operations  ($8,948)  ($1,130)            Weighted Average Shares Outstanding  15,680   15,751    Net Investment Income Per Weighted Average Share  ($0.60)  ($0.00)

 Investment Income Detail  Constructing a portfolio of investments with recurring cash yield   (In Thousands)  Quarter Ended 9/30/2015  Quarter Ended 12/31/2015   Investment Income Breakdown                  Cash Interest  $930   $1,392    Amortization of purchase discounts and fees  $15   $23    Cash Dividends  $0   $1,612    Management Fees  $133   $275    Other Income (non-recurring)  $0   $5    Total Investment Income  $1,078   $3,307             Key Metrics                  Cash Income as a % of Investment Income  98.6%  99.3%   % of Total Investment Income that is Recurring  100.0%  99.8%

 Interest Rate Sensitivity  Debt Portfolio Composition  Impact of Base Rate Changes on Net Investment Income  Note: Illustrative change in NII is based on a projection of our existing debt investments as of 12/31/15, adjusted only for changes in Base Rates. The I-45 Senior Loan Fund is comprised of 100% floating rate assets and liabilities.  Change in Base Interest Rates  Illustrative NII Change ($'s)  Illustrative NII Change (Per Share)           50 bps  ($34,814)  ($0.00)  100bps  $333,308   $0.02   150bps  $732,988   $0.05   200bps  $1,132,667   $0.07

 Corporate Information  Board of Directors    Senior Management    Fiscal Year End  Inside Directors           March 31  Joseph B. Armes     Bowen S. Diehl       Bowen S. Diehl     President & Chief Executive Officer     Independent Auditor             Grant Thornton Dallas, TX  Independent Directors     Michael S. Sarner       John H. Wilson     Chief Financial Officer, Secretary & Treasurer       William R. Thomas              T. Duane Morgan           Corporate Counsel  David R. Brooks     Investor Relations     Thompson & Knight / Jones Day Dallas, TX  Jack D. Furst     Michael S. Sarner             Capital Southwest       Corporate Offices & Website     214-884-3829       5400 LBJ Freeway     msarner@capitalsouthwest.com     Transfer Agent  13th Floor           American Stock Transfer & Trust Company, LLC  Dallas, TX 75240     Securities Listing     800-937-5449  http://www.capitalsouthwest.com     NASDAQ: CSWC     www.amstock.com